Torrid Reports Second Quarter Fiscal 2022 Results and Updates Fiscal 2022 Outlook • Net sales grew 2 percent, on top of 34 percent growth last year • Updates Fiscal 2022 Net Sales and Adjusted EBITDA Outlook CITY OF INDUSTRY, Calif. – September 7, 2022 – Torrid Holdings Inc. (“Torrid” or the “Company”) (NYSE: CURV), a direct-to-consumer apparel, intimates, and accessories brand in North America for women sizes 10 to 30, today announced its financial results for the quarter ended July 30, 2022. Lisa Harper, Chief Executive Officer, stated, “Despite a challenging macro environment that impacted demand industry-wide, we delivered net sales growth of 2% in Q2, on top of last year’s 34% growth. Our team made notable progress on our priorities, including clearing through excess inventory to appropriately set up the second half of the year, and filling critical leadership roles. While upgrades we made to our distribution platform caused unanticipated headwinds during the quarter, we are now fully operational and generating enhanced throughput and capacity. Looking ahead, we are focused on executing on our key priorities to deliver long-term growth for our shareholders.” Financial Highlights for the Second Quarter • Net sales increased 2% to $340.9 million compared to the second quarter of last year. Comparable sales1 increased 1% in the second quarter, following an increase of 30% in the second quarter of last year. • Gross profit margin was 34.9% compared to 45.0% in the second quarter of last year. Approximately 600 basis points of the decline was due to higher discounts and promotions related to inventory clearance activity compared to last year. The remainder of the decline was primarily due to increased product and transportation costs which were partially offset by pricing actions. • Net income was $22.7 million, or $0.22 per share, compared to net income of $38.8 million, or $0.35 per share in the second quarter of last year. There was no adjustment to net income in the second quarter of fiscal 2022, but for comparison purposes, adjusted net income2 for the second quarter of last year was $39.1 million, or $0.36 per share. • Adjusted EBITDA2 was $52.1 million, or 15.3% of net sales, compared to $86.5 million, or 26.0% of net sales, in the second quarter of last year. • Repurchased $8.8 million of shares outstanding under share repurchase program. • Opened 5 Torrid stores in the second quarter and ended the quarter with 627 stores. Cash Flow Cash and cash equivalents at the end of the second quarter totaled $23.0 million. Total liquidity at the end of the second quarter, including available borrowing capacity under our revolving credit agreement, was $161.5 million. Outlook For the third quarter of fiscal 2022 the Company expects: • Net sales between $290 million and $305 million. • Adjusted EBITDA2 between $32 million and $38 million. For the full year fiscal 2022 the Company now expects: • Net sales between $1.260 billion and $1.300 billion. • Adjusted EBITDA2 between $160 million and $175 million. • Capital expenditures of between $30 and $33 million reflecting infrastructure and technology investments as well as approximately 34 new stores for the year. The above outlook is based on several assumptions, including, but not limited to, the macro challenges in the industry continuing into fiscal 2022 as well as higher raw material and labor costs, which are expected to be more pronounced this year. While COVID-19-related restrictions have eased in recent months, a level of uncertainty remains regarding potential supply chain disruption during fiscal 2022. See “Forward-Looking Statements” for additional information.

Conference Call Details A conference call to discuss the Company’s second quarter fiscal 2022 results is scheduled for September 7, 2022, at 4:30 p.m. ET. Those who wish to participate in the call may do so by dialing (877) 407-9208 or (201) 493-6784 for international callers, conference ID 13731887. The conference call will also be webcast live at https://investors.torrid.com in the Events and Presentations section. A recording will be available shortly after the conclusion of the call. To access the replay, please dial (844) 512-2921 or (412) 317-6671 for international callers, conference ID 13731887. An archive of the webcast will be available on Torrid’s investor relations website. Notes (1) Comparable sales for any given period are defined as the sales of Torrid’s e-Commerce operations and stores that it has included in its comparable sales base during that period. The Company includes a store in its comparable sales base after it has been open for 15 full fiscal months. If a store is closed during a fiscal year, it is only included in the computation of comparable sales for the full fiscal months in which it was open. The computation of comparable sales includes results from stores that were temporarily closed due to COVID-19. Partial fiscal months are excluded from the computation of comparable sales. Comparable sales allow the Company to evaluate how its unified commerce business is performing exclusive of the effects of new store openings. The Company applies current year foreign currency exchange rates to both current year and prior year comparable sales to remove the impact of foreign currency fluctuation and achieve a consistent basis for comparison. (2) Adjusted EBITDA and Adjusted net income (loss) are non-GAAP financial measures. See “Non-GAAP Financial Measures” for additional information on non-GAAP financial measures and the accompanying tables for a reconciliation to the most comparable GAAP measures. The Company does not provide reconciliations of the forward-looking non-GAAP measures of Adjusted EBITDA to the most directly comparable forward-looking GAAP measure because the timing and amount of excluded items are unreasonably difficult to fully and accurately estimate. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. About Torrid Torrid is a direct-to-consumer brand of apparel, intimates and accessories in North America targeting the 25- to 40-year old woman who is curvy and wears sizes 10 to 30. Torrid is focused on fit and offers high quality products across a broad assortment that includes tops, bottoms, denim, dresses, intimates, activewear, footwear and accessories. Non-GAAP Financial Measures In addition to results determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), management utilizes certain non-GAAP performance measures such as Adjusted EBITDA, Adjusted net income (loss), and Adjusted earnings (loss) per share for purposes of evaluating ongoing operations and for internal planning and forecasting purposes. We believe that these non-GAAP operating measures, when reviewed collectively with our GAAP financial information, provide useful supplemental information to investors in assessing our operating performance. Adjusted EBITDA, Adjusted net income (loss), and Adjusted earnings (loss) per share are supplemental measures of our operating performance that are neither required by, nor presented in accordance with, GAAP and our calculations thereof may not be comparable to similarly titled measures reported by other companies. Adjusted EBITDA represents GAAP net income (loss) plus interest expense less interest income, net of other expense (income), plus provision for less (benefit from) income taxes, depreciation and amortization (“EBITDA”), and share-based compensation, non-cash deductions and charges, and other expenses. Adjusted net income (loss) represents GAAP net income (loss) plus remeasurement adjustments for share-based compensation, net of tax. Adjusted earnings (loss) per share represents Adjusted net income (loss) divided by the diluted weighted average number of shares outstanding at the end of the period. We believe Adjusted EBITDA, Adjusted net income (loss), and Adjusted earnings (loss) per share facilitate operating performance comparisons from period to period by isolating the effects of certain items that vary from period to period without any correlation to ongoing operating performance. We also use Adjusted

EBITDA as one of the primary methods for planning and forecasting the overall expected performance of our business and for evaluating on a quarterly and annual basis actual results against such expectations. Further, we recognize Adjusted EBITDA as a commonly used measure in determining business value and, as such, use it internally to report and analyze our results and as a benchmark to determine certain non- equity incentive payments made to executives. We use Adjusted net income (loss) and Adjusted earnings (loss) per share to facilitate operating performance comparisons by isolating the effects of share-based compensation that vary from period to period and across our peer companies without any correlation to ongoing operating performance. Adjusted EBITDA, Adjusted net income (loss), and Adjusted earnings (loss) per share have limitations as analytical tools. These measures are not measurements of our financial performance under GAAP and should not be considered in isolation or as alternatives to or substitutes for net income (loss), income (loss) from operations, earnings (loss) per share or any other performance measures determined in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Our presentation of Adjusted EBITDA, Adjusted net income (loss), and Adjusted earnings (loss) per share should not be construed as an inference that our future results will be unaffected by unusual or non- recurring items. Forward-Looking Statements Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. For example, all statements we make relating to our expected third quarter of fiscal 2022, our full year fiscal 2022 performance and our plans and objectives for future operations, growth or initiatives are forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Torrid’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements, including: successful management of risks relating to the spread of COVID-19, including any adverse impacts on our supply chain, workforce, facilities, customer services and operations; changes in consumer spending and general economic conditions; inflationary pressures with respect to labor and raw materials and global supply chain constraints that could increase our expenses; our ability to identify and respond to new and changing product trends, customer preferences and other related factors; our dependence on a strong brand image; damage to our reputation arising from our use of social media, email and text messages; increased competition from other brands and retailers; our reliance on third parties to drive traffic to our website; the success of the shopping centers in which our stores are located; our ability to adapt to consumer shopping preferences and develop and maintain a relevant and reliable omni-channel experience for our customers; our dependence upon independent third parties for the manufacture of all of our merchandise; availability constraints and price volatility in the raw materials used to manufacture our products; interruptions of the flow of our merchandise from international manufacturers causing disruptions in our supply chain; our sourcing a significant amount of our products from China; shortages of inventory, delayed shipments to our e- Commerce customers and harm to our reputation due to difficulties or shut-down of our distribution facilities (including as a result of COVID-19); our reliance upon independent third-party transportation providers for substantially all of our product shipments; our growth strategy; our leasing substantial amounts of space; our failure to attract and retain employees that reflect our brand image, embody our culture and possess the appropriate skill set; our reliance on third-parties for the provision of certain services, including distribution and real estate management; our dependence upon key executive management; our reliance on information systems; system security risk issues that could disrupt our internal operations or information technology services; unauthorized disclosure of sensitive or confidential information, whether through a breach of our computer system or otherwise; our failure to comply with federal and state laws and regulations and industry standards relating to privacy, data protection, advertising and consumer protection; payment-related risks that could increase our operating costs or subject us to potential liability; claims made against us resulting in litigation; changes in laws and regulations applicable to our business; regulatory actions or recalls arising from issues with product safety; our inability to protect our trademarks or other intellectual property rights; our substantial indebtedness and lease obligations; restrictions imposed by our indebtedness on our current and future operations; changes in tax laws or regulations or in our operations that may impact our effective tax rate; the possibility that we may recognize impairments on long-lived assets; our failure to maintain adequate internal controls; and the threat of war, terrorism or other catastrophes that could negatively impact our business, including as a result of the current conflict between Russia and Ukraine. The outcome of the events described in any of our forward-looking statements are also subject to risks, uncertainties and other factors described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 30, 2022 and in our other filings with the SEC. You should evaluate all forward-looking statements made in this communication in the context of these risks and uncertainties. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, it is impossible for us to anticipate all factors that could affect our actual results. We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our operations in the way we expect. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments. Investors Vince Adams IR@torrid.com Media Joele Frank, Wilkinson Brimmer Katcher Michael Freitag / Arielle Rothstein / Lyle Weston Media@torrid.com

TORRID HOLDINGS INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (UNAUDITED) (In thousands, except per share data) Three Months Ended July 30, 2022 Three Months Ended July 31, 2021 Net sales $ 340,876 $ 332,870 Cost of goods sold 222,030 183,150 Gross profit 118,846 149,720 Selling, general and administrative expenses(A) 65,928 179,041 Marketing expenses 13,502 10,728 Income (loss) from operations 39,416 (40,049) Interest expense 6,697 12,662 Interest income, net of other expense (income) 48 49 Income (loss) before provision for income taxes 32,671 (52,760) Provision for (benefit from) income taxes(B) 9,961 (91,547) Net income $ 22,710 $ 38,787 Comprehensive income: Net income $ 22,710 $ 38,787 Other comprehensive income (loss): Foreign currency translation adjustment 25 (21) Total other comprehensive income (loss) 25 (21) Comprehensive income $ 22,735 $ 38,766 Net earnings per share: Basic $ 0.22 $ 0.35 Diluted $ 0.22 $ 0.35 Weighted average number of shares: Basic 103,836 110,016 Diluted 103,953 110,016 (A) The decrease in selling, general and administrative expenses in the second quarter compared to the second quarter of last year was primarily driven by a $112.8 million decrease in share-based compensation expense due to an increase in the Torrid Holding LLC equity value as of June 30, 2021, following the pricing of our IPO. (B) The change in the provision for (benefit from) income taxes in the second quarter compared to the second quarter of last year was primarily driven by an increase in the amount of non-deductible items associated with share-based compensation expense, relative to loss before provision for income taxes for the three months ended July 31, 2021.

TORRID HOLDINGS INC. CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (In thousands, except share and per share data) July 30, 2022 January 29, 2022 Assets Current assets: Cash and cash equivalents $ 22,985 $ 29,025 Restricted cash 318 262 Inventory 180,738 170,608 Prepaid expenses and other current assets 17,549 14,686 Prepaid income taxes 1,684 6,345 Total current assets 223,274 220,926 Property and equipment, net 119,529 127,565 Operating lease right-of-use assets 191,917 209,637 Deposits and other noncurrent assets 8,557 7,100 Deferred tax assets 4,873 4,873 Intangible asset 8,400 8,400 Total assets $ 556,550 $ 578,501 Liabilities and stockholders' deficit Current liabilities: Accounts payable $ 79,048 $ 77,448 Accrued and other current liabilities 110,749 138,708 Operating lease liabilities 46,285 45,716 Borrowings under credit facility 5,950 — Current portion of term loan 16,144 20,519 Due to related parties 20,268 14,622 Income taxes payable 1,270 — Total current liabilities 279,714 297,013 Noncurrent operating lease liabilities 187,827 207,049 Term loan 312,769 320,841 Deferred compensation 5,842 6,873 Other noncurrent liabilities 9,054 5,044 Total liabilities 795,206 836,820 Commitments and contingencies (Note 15) Stockholders' deficit Common shares: $0.01 par value; 1,000,000,000 shares authorized; 103,601,333 shares issued and outstanding at July 30, 2022; 107,857,625 shares issued and outstanding at January 29, 2022 1,036 1,078 Additional paid-in capital 122,886 118,286 Accumulated deficit (362,639) (377,759) Accumulated other comprehensive income 61 76 Total stockholders' deficit (238,656) (258,319) Total liabilities and stockholders' deficit $ 556,550 $ 578,501

TORRID HOLDINGS INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (In thousands) Six Months Ended July 30, 2022 Six Months Ended July 31, 2021 OPERATING ACTIVITIES Net income $ 46,776 $ 51,712 Adjustments to reconcile net income to net cash provided by operating activities: Write down of inventory 1,363 401 Operating right-of-use assets amortization 20,672 20,550 Depreciation and other amortization 18,891 17,928 Write off of unamortized original issue discount and deferred financing costs for Amended Term Loan Credit Agreement — 5,231 Share-based compensation 4,655 154,788 Deferred taxes — 1,539 Other 82 514 Changes in operating assets and liabilities: Inventory (11,585) (4,631) Prepaid expenses and other current assets (2,863) (1,596) Prepaid income taxes 4,661 (24,314) Income taxes receivable — (87,061) Deposits and other noncurrent assets (1,539) (2,114) Accounts payable 883 (4,802) Accrued and other current liabilities (27,116) 9,054 Operating lease liabilities (20,628) (25,344) Other noncurrent liabilities 4,156 254 Deferred compensation (1,031) 990 Due to related parties 5,646 2,715 Income taxes payable 1,270 (9,336) Net cash provided by operating activities 44,293 106,478 INVESTING ACTIVITIES Purchases of property and equipment (11,444) (5,891) Net cash used in investing activities (11,444) (5,891) FINANCING ACTIVITIES Capital distribution to Torrid Holding LLC — (300,000) Proceeds from revolving credit facility 423,900 — Principal payments on revolving credit facility (417,950) — Deferred financing costs for revolving credit facility — (688) Repurchase of common stock (31,700) — Principal payments on New Term Loan Credit Agreement and repayment of Amended Term Loan Credit Agreement and related costs (13,125) (212,775) Proceeds from New Term Loan Credit Agreement, net of original issue discount and deferred financing costs — 340,509 Proceeds from issuances under share-based compensation plans 463 — Withholding tax payments related to vesting of restricted stock units and awards (414) — Net cash used in financing activities (38,826) (172,954) Effect of foreign currency exchange rate changes on cash, cash equivalents and restricted cash (7) (83) Decrease in cash, cash equivalents and restricted cash (5,984) (72,450) Cash, cash equivalents and restricted cash at beginning of period 29,287 123,215 Cash, cash equivalents and restricted cash at end of period $ 23,303 $ 50,765 SUPPLEMENTAL INFORMATION Cash paid during the period for interest related to the revolving credit facility and term loans $ 13,637 $ 11,648 Cash paid during the period for income taxes $ 13,413 $ 35,164 SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES Property and equipment purchases included in accounts payable and accrued liabilities $ 3,578 $ 946

The following table provides a reconciliation of net income to Adjusted EBITDA for the periods presented (dollars in thousands): Three Months Ended July 30, 2022 July 31, 2021 Net income $ 22,710 $ 38,787 Interest expense 6,697 12,662 Interest income, net of other expense 48 49 Provision for (benefit from) income taxes 9,961 (91,547) Depreciation and amortization(A) 8,871 8,574 Share-based compensation(B) 2,175 115,009 Non-cash deductions and charges(C) 1,626 35 Other expenses(D) — 2,947 Adjusted EBITDA $ 52,088 $ 86,516 (A) Depreciation and amortization excludes amortization of debt issuance costs and original issue discount that are reflected in interest expense. (B) Prior to the consummation of our IPO on July 6, 2021, share-based compensation was determined based on the remeasurement of our liability-classified incentive units. (C) Non-cash deductions and charges includes losses on property and equipment disposals and the net impact of non-cash rent expense. (D) Other expenses include IPO-related transaction fees and the reimbursement of certain management expenses, primarily for travel, incurred by Sycamore on our behalf, which are not considered to be part of our core business. The following table provides a reconciliation of net income to Adjusted net income for the period presented (in thousands, except per share data): Three Months Ended July 31, 2021 Net income $ 38,787 Remeasurement adjustments net of income taxes 279 Adjusted net income $ 39,066 Basic and diluted weighted average shares outstanding 110,016 Earnings per share $ 0.35 Adjusted earnings per share $ 0.36